Rule 497(d)

                                     FT 1780

                 Supplement to the Prospectus Dated July 8, 2008


Notwithstanding anything to the contrary in the Prospectus, investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the transactional sales charge described in "Public Offering" in the prospectus on the purchase of Units in the primary market. Fee Accounts Units are not available for purchase in the secondary market. We reserve the right to limit or deny purchases of Units not subject to the transactional sales charge by investors whose frequent trading activity we determine to be detrimental to the Trust. CUSIP numbers for Fee Accounts Units are 30275K852 for cash distributions and 30275K860 for reinvestment units.

September 2, 2008